EXHIBIT 10.74

FIRST AMENDMENT TO THE
SECOND AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of August 1, 2022 is entered into by and among the following parties:

(i)
ASHLAND, INC., a Delaware corporation (successor by merger to Ashland LLC, a Kentucky limited liability company, and f/k/a Ashland Global Holdings Inc.) (“Ashland Inc.”), as an Originator and as Servicer;
(ii)
ASHLAND SPECIALTY INGREDIENTS G.P., a Delaware general partnership, as an Originator; and
(iii)
CVG CAPITAL III LLC, a Delaware limited liability company (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Purchase and Sale Agreement described below.

BACKGROUND

A. The parties hereto have entered into that certain Second Amended and Restated Purchase and Sale Agreement, dated as of March 17, 2021 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).

B. Substantially concurrently with this Amendment, (i) first, Ashland LLC, a Kentucky limited liability company (“Ashland LLC”), merged with and into Ashland Chemco Inc., a Delaware corporation, which was the surviving entity of such merger, (ii) second, Ashland Chemco Inc. merged with and into Ashland Global Holdings Inc., a Delaware corporation, which was the surviving entity of such merger, and (iii) third, Ashland Global Holdings Inc. changed its registered corporate name in the State of Delaware to Ashland Inc. (such transactions, the “Reorganization”).

C. As a result of the Reorganization, (i) Ashland Inc. is the successor to, and has assumed, all rights, obligations and liabilities of Ashland LLC under the Transaction Documents, including in Ashland LLC’s individual capacity and in its capacities as Servicer, an Originator and a Performance Guarantor, and (ii) Ashland Inc. is the direct or indirect owner of 100% of the membership interests in the Buyer.

D. Concurrently herewith in order to reflect and permit the Reorganization, the parties to the Receivables Purchase Agreement are entering into that certain Second Amendment thereto (the “2nd RPA Amendment”). Pursuant to the 2nd RPA Amendment, the Purchaser Parties are consenting to this Amendment, which constitutes the “1st PSA Amendment” referenced in the 2nd RPA Amendment.

E. In connection with, and in order to permit, the Reorganization, the parties hereto desire to amend the Purchase and Sale Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.
Amendments to the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended as follows:
(a)
Each reference to Ashland LLC in the Purchase and Sale Agreement is hereby replaced with a reference to Ashland Inc.
(b)
Existing Schedules I, II, III and IV to the Purchase and Sale Agreement are hereby replaced with new Schedules I, II, III and IV attached to this Amendment.
SECTION 2.
Consent. The Buyer hereby consents to the Reorganization.
SECTION 3.
Representations and Warranties of the Buyer and the Originators. Each of the Buyer and each Originator hereby represents and warrants, as to itself, to the other parties hereto, the Administrative Agent and each Purchaser Party, as follows:
(a)
Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)
Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)
No Termination Event. No event has occurred and is continuing, or would result from the Reorganization or the other transactions contemplated hereby, that constitutes an Event of Termination, Servicer Default or Unmatured Event of Termination.
SECTION 4.
Effect of Amendment. All provisions of the Purchase and Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein.

2

SECTION 5.
Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto and effectiveness of the 2nd RPA Amendment in accordance with its terms.
SECTION 6.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.
GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 8.
Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[Signature Pages Follow.]

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

ASHLAND INC.,
as an Originator and as Servicer

By:
Name: William Whitaker
Title: Vice President & Treasurer

By:
Name: Matthew Spence
Title: Assistant Treasurer

ASHLAND SPECIALTY INGREDIENTS G.P.,
as an Originator

By:
Name: William Whitaker
Title: Vice President & Treasurer

CVG CAPITAL III LLC,
as Buyer

By:
Name: William Whitaker
Title: Vice President & Treasurer

S-1 1st PSA Amendment

(Ashland / CVG Capital III LLC)

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
Ashland Inc.	Delaware
Ashland Specialty Ingredients G.P.	Delaware

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Ashland Inc.:

5475 Rings Road
Dublin, OH 43017

5200 Blazer Memorial Parkway
Dublin, OH 43017

ATOS

6431 Longhorn Drive

Irving, TX 75063

Ashland Specialty Ingredients G.P.:

8145 Blazer Drive

Wilmington, DE 19808

ATOS

6431 Longhorn Drive

Irving, TX 75063

Schedule III

TRADE NAMES

Ashland Inc.:

Valvoline

Valvoline Instant Oil Change

Ashland Performance Materials

Ashland Distribution

Ashland Consumer Markets, a Commercial Unit of Ashland Inc.

Valvoline Oil & Tire

Ashland Specialty Chemical

Ashland LLC

Ashland Specialty Ingredients G.P.:

Aqualon Company

Schedule IV

NOTICE ADDRESSES

If to Ashland:

Ashland Inc.

Suite 450, 5475 Rings Road
Dublin, OH 43017

Attention: William Whitaker

Telephone: (614) 790-2095

Facsimile: (614) 790-5299

Email: wcwhitaker@ashland.com

If to any other Originator:

c/o Ashland Inc.

Suite 450, 5475 Rings Road
Dublin, OH 43017

Attention: William Whitaker

Telephone: (614) 790-2095

Facsimile: (614) 790-5299

Email: wcwhitaker@ashland.com